                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)           May 1, 2002
                                                 -------------------------------

                                  Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                                  (312)661-4600
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             (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)



Item 9. Regulation FD Disclosure

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is the text of management's presentation, and as Exhibit 99.2 is the text of the accompanying overhead slides presented at the Registrant's Annual Meeting of Shareholders held on May 1, 2002. The Registrant also has made these materials available on its website at www.unitrin.com.

Exhibit Number                Description
--------------                -----------

    99.1                      Text of management's presentations

    99.2 Text of overhead slides accompanying management's presentations

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Unitrin, Inc.
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Date:  May 1, 2002                  /s/ Richard Roeske
                                    --------------------------------------------

                                    Richard Roeske
                                    Vice President and Chief Accounting Officer